Maximus Special Announcement Conference Call March 1, 2021 Page 1 of 8 Operator Greetings, and welcome to the Maximus Special Announcement Conference Call. At this time all participants are in a listen only mode. A brief question and answer session will follow the formal presentation. If anyone should require operator assistance during the conference, please press star zero on your telephone keypad. As a reminder, this conference is being recorded. It is now my pleasure to introduce your host James Francis, Senior Director of Investor Relations for Maximus. Mr. Francis, you may begin. James Francis Good morning, and thanks for joining us. With me today is Bruce Caswell, President and CEO and Rick Nadeau, CFO. I'd like to remind everyone that a number of statements being made today will be forward-looking in nature. Please remember that such statements are only predictions. Actual events and results may differ materially as a result of risks we face, including those discussed in item 1 A of our annual report on form 10-K. We encourage you to review the information contained in our Earnings Release today. And our most recent forms 10-Q and 10-K filed with the SEC. The company does not assume any obligation to revise or update these forward-looking statements to reflect subsequent events or circumstances except as required by law. And with that, I'll hand the call over to Bruce. Bruce Caswell Thank you, James. This morning we announced the acquisition of the federal division of privately held Attain LLC. As we continue to execute and position Maximus for the future, this acquisition is a natural next step in progressing two primary pillars of our long-term strategy. First, this acquisition will accelerate our digital transformation by strengthening our technology capabilities in application development and modernization, enterprise business solutions, cybersecurity, and the data sciences including advanced analytics and machine learning. These capabilities address federal IT spending imperatives, while also being applicable to our BPO solutions. Secondly, we have previously discussed our desire to further expand in the U. S. federal market, which we consider one of our priority growth areas. Attain Federal brings an unrivaled reputation as an innovator, with excellent qualifications across a wide range of technical capabilities, from modern software development techniques to artificial intelligence. The acquisition expands our reach into new U. S. federal agencies, such as the Securities and Exchange Commission, and the Department of Homeland Security. We also share common clients, such as the Department of Health and Human Services. We share a common purpose of supporting mission critical federal programs in order to achieve the outcomes that matter to government. Attain Federal brings in entrepreneurial spirit, proven innovation, and highly desirable digital and related technology capabilities to Maximus. Maximus in turn, brings a complimentary civilian agency customer base, and highly desirable contract vehicles, including CIO-SP3, and Alliant 2. These assets combined with our healthy financial position, and expertise in delivering large scale programs, creates a unique opportunity to bring further innovation, automation, and leading technology capabilities to scale for our clients. As I've shared in the past, our digital transformation strategy seeks to deliver new models for citizen engagement, operational efficiencies and service delivery, and transformative solutions for federal customers. Earlier in our digital transformation journey, we focused on the disruption of traditional models, and developed the tools to meet citizens where they are, through mobile applications, robust portals, and omnichannel communications. Internally, we applied Robotic Process Automation or RPA, to drive operational efficiencies. We see the gains from these efforts continuing into the future. With these accomplishments as our foundation, and our customers demanding digital capabilities tightly integrated with BPO solutions, as well as deployable to their mission critical systems, now is the time for us to invest in progressing forward even further. Attain Federal is a leader in digital technology, transforming and automating customer environments, using advanced software development techniques, such as agile development, and modern methods designed to enable organizations to achieve continuous integration and continuous delivery of software into their production systems, through close collaboration between development, operations, and security teams.

Maximus Special Announcement Conference Call March 1, 2021 Page 2 of 8 This domain known as DevSecOps has emerged as a fundamental requirement of Federal IT projects. Attain Federal’s end to end automation of software development and business processes helps achieve speed, efficiency, and error reduction in the projects it delivers. Attain Federal also brings proven capabilities in emerging technologies, including artificial intelligence, machine learning, RPA, and business intelligence solutions that can deliver critical insights from complex datasets. Finally, Attain Federal cybersecurity services help keep government systems secure, while their infrastructure architecture and engineering capabilities are powering computing platforms that can support simulations and modeling to answer some of the most complex questions posed by government researchers. Innovation is core to the heritage of Attain, which includes supporting one of the first migrations of a government computing environment to the cloud. This acquisition supports further advancement of our mutual efforts to provide government a holistic, agile, secure, and customer-centric approach to digital transformation. In our last quarterly earnings call, I spoke of our solid positioning to deliver a range of FedRAMP certified cloud-based solutions that our clients demand in support of their modernization and transformation initiatives. The addition of the Attain Federal team solutions and expertise advances this initiative. It will help us mature our digital delivery capabilities and drive further automation into routine citizen transactions, while taking the next steps to build on the potential that our movement to the cloud has created in areas like natural language processing, AI, and cognitive computing. Federal agencies are focused on IP modernization, in order to move budget from maintenance to new functions, to better serve their customers and provide digital solutions their customers expect and demand. The solutions and capabilities of Attain Federal such as IT modernization, agile development, and DevSecOps are in high demand across federal agencies and align with top federal spending priorities. Attain Federal offers Maximus valuable entry into new federal agencies through existing deep relationships developed through years of partnership and a sterling reputation. These new relationships provide a formidable foundation to build upon and fit very well within the Maximus federal strategy. Further, by gaining access to our highly desirable federal contract vehicles, Attain Federal combined with Maximus, is poised for future growth. To our colleagues joining us today from Attain Federal, we're excited about the experience and expertise you bring to Maximus. I'm sure you'll discover that as part of Maximus, you will continue to have significant opportunities to take on new challenges, to advance in your careers and to be rewarded for good work. We share similar cultures, a commitment to excellence and innovation, a passion to serve others, and a drive to improve outcomes that matter for our clients and customers. Together, we seek to consistently question how people, processes, and technology can improve the lives of citizens and deliver on the mission of our federal customers. And with that, I will turn the call over to Rick to talk about M&A and the deal financials. Rick Nadeau Thank you, Bruce, and good morning. As a management team, one of our primary objectives is to deploy capital in ways that create and enhance long-term shareholder value. We continue to target strategic M&A as a primary use of cash, which we believe is a good avenue to drive organic growth and shareholder value. As Bruce illustrated in his prepared comments, we aim to acquire businesses that drive our strategy. Attain Federal directly builds on two of our primary growth pillars, building digital capabilities, and market expansion. We continue to view the U. S. Federal Market as fertile ground. This acquisition is a good example of gaining capabilities, and new customers to support our growth objectives, while at the same time helping governments achieve the outcomes that matter. The deal details are fairly straightforward. The contracted purchase price is $430 million dollars and is subject to certain reductions and adjustments. This business will be a part of our U. S. Federal Services Segment. We anticipate that the Attain Federal business will generate revenue of $120 million to $140 million dollars for the remaining seven months of fiscal year 2021. Subject to finalization of amortization of intangible assets, the transaction is expected to be slightly dilutive for fiscal 2021, after consideration of onetime expenses, interest, and non-cash charges. The transaction is expected to be accretive in fiscal 2022. We intend to provide an update to guidance to account for this transaction on the next

Maximus Special Announcement Conference Call March 1, 2021 Page 3 of 8 earnings call, which is currently expected to be in early May. Looking ahead, we will continue to seek strategic M&A targets that align with our mission, but also offer us opportunities for driving organic growth. With a strong balance sheet and consistent cashflows, we feel confident that we can optimize our existing portfolio with strategic M&A. And we are equally committed to being good stewards of capital. And finally, I would like to welcome our colleagues from Attain Federal to the team by saying we are pleased to have their skills and expertise with us, at Maximus. And with that, we will open the line for Q&A. Operator? Operator Thank you. We will now be conducting a question-and-answer session. If you would like to ask a question, please press star one on your telephone keypad. A confirmation tone will indicate your line is in the question queue. You may press star two if you would like to remove your question from the queue. We ask that you limit your follow-up questions to one so that others may have an opportunity to ask questions. You may reenter the queue by pressing star one. For participants using speaker equipment, it may be necessary to pick up your handset before pressing the star keys. One moment please while we pull for questions. Our first question today comes from Donald Hooker of KeyBanc Capital Markets, please proceed with your question. Donald Hooker Great, good morning. So just maybe, can you give us a little sense of the sort of maybe revenue profile? You’ve provided a few client examples? Are there any specific concentrations or anything that we should be aware of or? And maybe kind of a sense of growth for this company or client? Bruce Caswell Hey, Don, Bruce Caswell, why don't I go ahead and start with that and then hand it off to Rick for follow on color? Okay. Donald Hooker Sure. Bruce Caswell Yeah, the business is a wonderful and diverse collection of capabilities across a number of client domains as well as capability domains, which is one of the reasons why it's so attractive, what—a nice way to think about the domains would be like application development and modernization. So this is helping agencies with modernization of their legacy apps, I talked a little bit in my prepared remarks about Agile software development and the capability of what they call DevSecOps, which is very familiar in the federal government space to help basically accelerate the process by which software is developed and deployed, automating that process. So that's one domain. Another is cybersecurity. Another is infrastructure and architecture and engineering. In fact, in an area like that, an example would be this company has assisted large customers in putting together supercomputer environments, high performance computing environments. Another area would be enterprise business solutions, which is—you know, probably what you'd historically would have thought of in the 90’s as ERP, but that has evolved a great deal now. And a lot of companies are using low code, no code type platforms, Salesforce, and Appian, and others. And a lot of government agencies are using these, of course, to deploy enterprise business solutions. And the last one is advanced analytics and emerging technologies that includes domains like artificial intelligence, machine learning, robotic process automation, things like that, high performance computing and edge computing and so forth. So, across those domains, it's a very nice mix of capabilities, without significant concentration, in any one customer, there are historical customers as there are for Maximus that have a larger share of the portfolio than others.

Maximus Special Announcement Conference Call March 1, 2021 Page 4 of 8 But the company has done two things extremely well, they've done a great job of diversifying. So, if I were to think about kind of the customer segments, like defense, financial services, homeland security, health and civilian, energy, there's a nice balanced distribution of business across those customer segments. And then secondly, they've been really capable of driving innovation. So when they engage with the customer, they not only are—you know, delivering on the commitments of the existing contract, but they're painting a picture and illustrating for that customer where technology is going where innovation will take them over time. And so, there's been a lot of organic growth within their customer base over time for that very reason. Rick, would you add anything further? Rick Nadeau Not really. Yeah, I agree diversification of that revenue basis is a characteristic that we saw, and we don't have any real concentration concerns. I think if you take the revenue that we've quoted for the seven months, I think when we get to May 6, I think that would be the date that we would be scheduled for our next earnings call. We can give you more color, but I think we would expect that the annualized revenue will be above that—the number we gave you this year, next year, so. And as I said, it will be accretive, we're very confident it'll be accretive for FY22. Donald Hooker Okay, great and then maybe— James Francis Thanks Don. Donald Hooker Sure. Do I get a follow-up or? James Francis Go ahead, do you have a follow-up? Donald Hooker Just real quick, maybe can you unwind the sort of comments around delusion to ETS this year? Like, my hunch is that it's probably a lot of amortization, or onetime costs, can you—is there a reason to think that margin on this business will be different than when things settle out versus your federal services segment? Rick Nadeau No, we expect the operating income margins to be where our desired margins are, between 10 and 15%. And you're right. I mean, when you do an acquisition, the real wild card is the amortization of intangibles. And we've gotten some preliminary views on that. But we're still finalizing that. And that is something that there's some back and forth to and there's a little bit of art as well as science with it. But yes, and one-time costs are there. So, look, I mean, I think it could be slightly diluted. But I also think it could be slightly accretive this year. You know, we're right there close to that breakeven point. So, don't be surprised if I come back on May 6, and say it's slightly accretive or, or breakeven, you know? But we're right there in that ballpark. Donald Hooker Thank you so much. Rick Nadeau Yes.

Maximus Special Announcement Conference Call March 1, 2021 Page 5 of 8 James Francis Thanks, Don. Next question. Operator The next question is from Charles Strauzer of CJS Securities. Please proceed with your question. Charles Strauzer Hi, good morning. Let me just talk a little bit more Bruce, if you could about the gaps, this might fill in your current portfolio of offerings and maybe give a little bit more, real world examples of some of the things that they do that you currently don't have the capabilities for. Thanks. Bruce Caswell Yeah, happy to Charlie. Thanks. So one of the ways I've thought about this is that there's a balance between traditional BPO services and technology, and if you will, on the kind of spectrum of how much technology infuses your BPO versus doesn't, we've been obviously moving very much in the direction of more technology, this has been a trend for us over time. The important thing about this acquisition is that this company delivers technology solutions to end user customers in the government that support their mission every day. And in addition to that, the capabilities that I talked about in answering the prior question, I believe, can help infuse the BPO solutions we bring to government as well. So that'll be a secondary benefit. The areas where it really provides different capabilities than we're familiar with. I mean, one good example would be this company achieved one of the first migrations of a federal customer to the cloud. And we spoke on our last earnings call about our development of our FedRAMP solutions, and how we're eager to bring those to market. We now have a capability set and a set of qualifications and experience that speak to that. This company has been applying, I would say, leading-edge software, automated software development processes in this domain that is known as DevOps or DevSecOps, directly for federal agencies at a scale and at a level of complexity beyond which what we may have done historically, or the capabilities that we had, although there are some similarities between the companies. Our software development processes have been rated extremely highly by independent certifying authorities, as have Attain’s as well. So that's a nice, it's a nice overlap, but it's an overlap, then with an extension. Certainly in the areas of artificial intelligence and machine learning, some of the work that Attain has been doing for its customers in the manipulation of large data sets, so the whole area of kind of data sciences and business intelligence where they are capable of working with customers with extremely large data sets, and from those data sets, developing capabilities, not only to drive insights through data—business Intelligence platforms, but then also algorithms that can be applied to help with predictive modeling and gaining insights through artificial intelligence techniques goes beyond where we would have been, historically. So those are just a few kinds of examples. In terms of real-world customer examples, I think we're all on the call familiar with the EDGAR System at the SEC. And as an example, this company maintains day to day and has for some time the EDGAR System for the SEC. What’s nice about it is there's a great complimentary aspect to the customers that we serve, they are in departments and agencies that we desire to get into. We are in departments and agencies that they desire to get into, and importantly, we bring to the table some highly desirable contract vehicles as well, that can help them really expand their business. So, this really takes us from where we have been historically from an IT services perspective and builds on it and complements it and augments it in a very positive way. Does that help, Charlie? Charles Strauzer That was perfect, thank you very much. Bruce Caswell Sure.

Maximus Special Announcement Conference Call March 1, 2021 Page 6 of 8 James Francis Next question, please. Operator The next question is from Richard Close of Canaccord Genuity. Please proceed with your question. Richard Close Yeah. Thank you, congratulations on the acquisition. Bruce, or Rick, I guess this question, either one of you can jump in on this. But just to think about their business, in these contracts, is it more a technology—the contract is for the technology offering, that Attain is providing? So, I guess, I'm trying to understand the durability of the revenue. When I think about a majority of your business, or a lot of your BPO service businesses, it's for a defined contract, and then there's a rebid. And you likely continue that contract for several periods, and whatnot. So, I'm trying to understand whether Attain has similar characteristics, whether it's a recurring revenue to think about it as recurring revenue, any thoughts there would be helpful. Bruce Caswell Sure, why don't I begin, and then I'll turn it over to Rick. One of the things that I found most attractive about this business as we got together with them, was the durability of the revenue that they've had, because their relationships have been extremely durable. This is a company granted, it's been around for just about 10 years, but in those 10 years, they have just success story after success story in terms of taking a relatively small position initially on a contract with a customer, and then, as I said before, kind of being able to demonstrate not just high value and delivering on that contract, but paint the picture of where the future is going, and be able to then pilot new innovations and new components of technology, new areas of technology for that customer, and drive kind of the stickiness and the retention. So you know, federal agencies are constantly seeking—the way I think about it is federal agencies are seeking to shift dollars from basically application maintenance, operations and maintenance of their kind of legacy application set to new functionality and modernized systems. And modernization contracts or modernization programs for federal agencies have been around for decades, will continue to be around for decades, and kind of are constantly happening at different agencies at different times, depending on obviously, where they are in their lifecycle priorities, spending availability, through Congress, and so forth. But I've been in this industry now since 1990. And I've seen multiple iterations of modernization programs across federal agencies. And so that is a long-term supported area of the market, and this company has the ability to become part of an agency's IT spend, and then stay there and grow that base over time. So yes, the solutions they deliver are technology-based solutions, and they're defined by, obviously, the requirements in the contracts, and they often will have an ongoing O&M operations and maintenance tails that can go on for some time. The work, for example, at the SEC, that I mentioned, is a great example. But I think they're one of the things that makes the company so special for us is their ability to continue to grow those relationships and grow the business in these customer segments over time. So, Rick, would you add anything further? Rick Nadeau No, no, I think that's consistent with what our due diligence indicated, there is a strong staying power there. The other thing, Richard, I would point out is that the contract mix of this acquired business is more heavily weighted toward time and materials work, which I—as you know, does give us a better operating income profile, than cost reimbursement work, and I think speaks to the quality of the relationships that they have with their customers. Richard Close As a follow-up, if you integrate the technology capabilities into your existing business, is that a positive margin contributor for Maximus potentially?

Maximus Special Announcement Conference Call March 1, 2021 Page 7 of 8 Bruce Caswell I want to be careful in answering that only in that, we are hopeful and, but we've not really modeled it out. That wasn't the fundamental premise, right, of the transaction. But I will tell you, there are areas where I've already had conversations with our technology teams to talk about how we can effectively work with our new partners from Attain to create centers of competency that can help inform and apply technology in our BPO business. I'll give you a couple examples. I'm really proud of what we've done in the area of robotic process automation. And we've talked before about how we've processed over 2 million transactions with RPA bots and we're driving some meaningful savings to the bottom One, this company also has strong experience in RPA, and its application to federal business processes that could provide a bit of a force multiplier for us. I would say that the work also that they've done in areas of artificial intelligence and some of the capabilities that we're seeing emerge in terms of natural language processing and areas that cloud computing supports, look very favorable too. And then lastly, we try to apply these disciplines, and we work hard to apply the disciplines related to Agile software development, and then also software automation. I've mentioned a couple of times his concept of DevSecOps, which is really the automation of the software development process that incorporates the operations component of the business, the development component of the business, the security component of the business. They are excellent at that. And I think that there are ways that together, we can apply some of their learnings to the work that we do as well, so that we can rapidly deploy technology to our BPO business even more effectively than we do already. Richard Close Thank you. Bruce Caswell Yep. James Francis Thanks, Richard. Next question, please. Operator Our last question comes from David Styblo of Jefferies. Please proceed with your question. David Styblo Hey, there. Good morning, I just hoped you could talk a little bit more about the Attain business itself and give us maybe a little more color about the organic growth profile, how fast it has been growing over the past few years to give us a sense of that trajectory as well as I think you had talked Rick, about that business having 10 to 15% margin, I wasn't sure if that was something you aspired the business to have once it's fully integrated, including cost synergies? Or if that's where that business was currently operating. Bruce Caswell Rick, why don't you start? And then I'll follow-up with some— Rick Nadeau --Yeah. That's what best. Yeah, no 10 to 15% is where they are, I mean, we are not going to have to grow into that margin profile. That is a margin profile that's consistent with where they've been, historically. As I did speak toward that appraisal, as you know, the purchase price does get allocated to the tangible assets, net assets of the company, and then we have to record intangible assets. And then the residual falls to Goodwill. So, we do have to amortize that, but no, we should have a good strong margin profile in that 10 to 15%. Bruce?

Maximus Special Announcement Conference Call March 1, 2021 Page 8 of 8 Bruce Caswell And in terms—yeah, in terms of the growth profile of the business, as I guess I've said they—a little bit about the way they the way they get into their customer accounts, and grow them, we've been just very pleased with the really the double-digit growth that they've experienced over the 10 years they've been in business, or so. And this began is a small collection of contracts and customer relationships, and the team has done a wonderful job, the partners have done a wonderful job of growing it and diversifying it. And, you know, I’ve just been very excited about the way they've been able to grow. Maybe a way to put it in context is, we often talk about wanting not just to be in a growth market, but if you think of kind of a river moving in a certain pace, there are going to be currents in that river that are moving faster. And when we think about the business that Attain is in, they’re in the faster currents. They’re in the areas of federal government IT spending, that are a priority for many, many agencies, that are a priority across federal. And so really, some of the most attractive projects that are being completed and the competencies that you need to compete in this space are what Attain brings us. And so the growth of that business, of this business because of the capabilities they have is stronger and more substantial than you'd see in kind of just traditional federal IT spend. David Styblo Got it. And then if I could just about—thinking about accretion into fiscal year in the second fiscal year, are there cost savings and synergy opportunities on that front that we should start to think about, or are those pretty low, in the grand scheme of things? Bruce Caswell Rick, would you like to take that? Rick Nadeau Yeah, Richard, we really, when--I'm sorry, Dave when we do a transaction, we're really looking for the revenue synergies, sometimes we'll get cost synergies. And well, I mean we’ll always get cost synergies, sometimes they'll be more significant than they are other times, but we did not do the transaction for the cost synergies that are that are involved here. Of course, it'll be coming into the organization and adding to our revenue base and we'll be spreading fixed costs over a little bit bigger base. But as I said, this really wasn't a cost synergy play. David Styblo Okay. Thanks. James Francis Thanks, Dave. Operator? Operator Ladies and gentlemen, we have reached the end of the question-and-answer session and are out of time for today's Call. Maximus thanks you for your time and participation. You may now disconnect your lines at this time.